UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 27, 2016

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803

(A Missouri Corporation)

1200 Main Street

Kansas City, Missouri 64105

(816) 556-2200

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Depositary Shares Offering (as defined below) and the concurrent Common Stock Offering (as defined below) by Great Plains Energy Incorporated (“Great Plains Energy” or the “Company”) (each described under Item 8.01 below), on September 30, 2016, Great Plains Energy filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Missouri to establish the preferences, limitations and relative rights of its 7.00% Series B Mandatory Convertible Preferred Stock, without par value, liquidation preference $1,000.00 per share (the “Mandatory Convertible Preferred Stock”). The Certificate of Designations became effective upon filing.

Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution will be declared or paid on the Common Stock (as defined below) or any other shares of junior stock or parity stock, and no Common Stock, junior stock or parity stock will be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by Great Plains Energy or any of its subsidiaries, in each case, unless all accumulated and unpaid dividends for all past dividend periods, including the latest completed dividend period, on all outstanding shares of the Mandatory Convertible Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sufficient sum of cash and/or number of shares of the Company’s Common Stock for the payment thereof has been set aside for the benefit of holders of shares of the Mandatory Convertible Preferred Stock on the applicable regular record date).

Unless converted earlier, each share of Mandatory Convertible Preferred Stock will convert automatically on the mandatory conversion date, which is expected to be September 15, 2019, into between 31.5060 and 37.8080 shares of the Company’s Common Stock, subject to anti-dilution adjustments. The number of shares of the Company’s Common Stock issuable upon conversion will be determined based on the average volume weighted average price per share of Great Plains Energy’s Common Stock over the 20 consecutive trading day period commencing on, and including, the 22nd scheduled trading day prior to September 15, 2019.

In addition, upon Great Plains Energy’s liquidation, dissolution or winding-up, whether voluntary or involuntary, each holder of shares of the Mandatory Convertible Preferred Stock will be entitled to receive out of the Company’s assets available for distribution to the Company’s stockholders, subject to rights of the Company’s creditors, before any payment or distribution is made to holders of junior stock (including the Company’s Common Stock), payment in full of the amount of $1,000.00 per share of the Mandatory Convertible Preferred Stock, plus an amount equal to any accumulated and unpaid dividends, whether or not declared, on such shares to (but not including) the date fixed for liquidation, dissolution or winding-up.

The foregoing description of the terms of the Mandatory Convertible Preferred Stock, including such restrictions, is qualified in its entirety by reference to the Certificate of Designations, a copy of which is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2016, Great Plains Energy filed the Certificate of Designations with the Secretary of State of the State of Missouri to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 8.01.	Other Events.

Offering of Common Stock

On September 27, 2016, Great Plains Energy entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Goldman, Sachs & Co. (“Goldman”), as representative of the several underwriters named therein (the “Common Stock Underwriters”), pursuant to which Great Plains Energy agreed to issue and sell to the Common Stock Underwriters an aggregate of 52,600,000 shares of Great Plains Energy’s common stock, without par value (the “Common Stock”), in a registered public offering (the “Common Stock Offering”) pursuant to the Post-Effective Amendment No. 1 to the registration statement (the “Registration Statement”) on Form S-3 of Great Plains Energy Incorporated, filed with the Securities and Exchange Commission on September 27, 2016 (Registration No. 333-202692). Great Plains Energy granted the Common Stock Underwriters a 30-day option to purchase up to 7,890,000 additional shares of Common Stock (the “Common Stock Option”), at the public offering price, less the underwriting discount. On September 28, 2016, the Common Stock Underwriters exercised in full the Common Stock Option. The foregoing description of the terms and conditions of the Common Stock Underwriting Agreement is qualified in its entirety by reference to the Common Stock Underwriting Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.1.

Offering of Depositary Shares

On September 27, 2016, Great Plains Energy entered into an underwriting agreement (the “Depositary Shares Underwriting Agreement”) with Goldman, as representative of the several underwriters named therein (the “Depositary Share Underwriters”), pursuant to which the Company agreed to issue and sell to the Depositary Share Underwriters 15,000,000 depositary shares (the “Depositary Shares”), each representing a 1/20th interest in a share of the Company’s Mandatory Convertible Preferred Stock, in a registered public offering (the “Depositary Shares Offering”) pursuant to the Registration Statement. Great Plains Energy granted the Depositary Share Underwriters a 30-day option to purchase up to 2,250,000 additional Depositary Shares (the “Depositary Shares Option”), at the public offering price, less the underwriting discount. On September 28, 2016, the Depositary Share Underwriters exercised in full the Depositary Shares Option. The foregoing description of the terms and conditions of the Depositary Shares Underwriting Agreement is qualified in its entirety by reference to the Depositary Share Underwriting Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement relating to the Common Stock, dated September 27, 2016, between Great Plains Energy Incorporated and Goldman, Sachs & Co., as representative of the several underwriters named therein.

1.2	Underwriting Agreement relating to the Depositary Shares, dated September 27, 2016, between Great Plains Energy Incorporated and Goldman, Sachs & Co., as representative of the several underwriters named therein.

Exhibit No.	Description

3.1	Certificate of Designations of the 7.00% Series B Mandatory Convertible Preferred Stock of Great Plains Energy Incorporated, filed with the Secretary of State of the State of Missouri and effective September 30, 2016.

4.1	Form of Certificate for the 7.00% Series B Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.1).

4.2	Deposit Agreement, dated as of October 3, 2016, among Great Plains Energy Incorporated and Computershare Inc. and Computershare Trust Company, N.A., as joint depositary, on behalf of all holders from time to time of the receipts issued thereunder.

4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Heather A. Humphrey, General Counsel & Senior Vice President—Corporate Services, regarding the legality of the shares of Common Stock.

5.2	Opinion of Heather A. Humphrey, General Counsel & Senior Vice President—Corporate Services, regarding the legality of the Mandatory Convertible Preferred Stock and Conversion Shares.

5.3	Opinion of Hunton & Williams LLP, regarding the legality of the Depositary Shares.

23.1	Consent of Heather A. Humphrey, General Counsel & Senior Vice President—Corporate Services (included in Exhibit 5.1).

23.2	Consent of Heather A. Humphrey, General Counsel & Senior Vice President—Corporate Services (included in Exhibit 5.2).

23.3	Consent of Hunton & Williams LLP (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

Date: October 3, 2016	/s/ Lori A. Wright
Lori A. Wright
Vice President – Corporate Planning, Investor Relations and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement relating to the Common Stock, dated September 27, 2016, between Great Plains Energy Incorporated and Goldman, Sachs & Co., as representative of the several underwriters named therein.

1.2	Underwriting Agreement relating to the Depositary Shares, dated September 27, 2016, between Great Plains Energy Incorporated and Goldman, Sachs & Co., as representative of the several underwriters named therein.

3.1	Certificate of Designations of the 7.00% Series B Mandatory Convertible Preferred Stock of Great Plains Energy Incorporated, filed with the Secretary of State of the State of Missouri and effective September 30, 2016.

4.1	Form of Certificate for the 7.00% Series B Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.1).

4.2	Deposit Agreement, dated as of October 3, 2016, among Great Plains Energy Incorporated and Computershare Inc. and Computershare Trust Company, N.A., as joint depositary, on behalf of all holders from time to time of the receipts issued thereunder.

4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Heather A. Humphrey, General Counsel & Senior Vice President—Corporate Services, regarding the legality of the shares of Common Stock.

5.2	Opinion of Heather A. Humphrey, General Counsel & Senior Vice President—Corporate Services, regarding the legality of the Mandatory Convertible Preferred Stock and Conversion Shares.

5.3	Opinion of Hunton & Williams LLP, regarding the legality of the Depositary Shares.

23.1	Consent of Heather A. Humphrey, General Counsel & Senior Vice President—Corporate Services (included in Exhibit 5.1).

23.2	Consent of Heather A. Humphrey, General Counsel & Senior Vice President—Corporate Services (included in Exhibit 5.2).

23.3	Consent of Hunton & Williams LLP (included in Exhibit 5.3).